Weyerhaeuser Company	Exhibit 99.2

Q1.2025 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Operations

	Q4	Q1
in millions	Dec 31, 2024	March 31, 2025	March 31, 2024
Net sales	$1,708	$1,763	$1,796
Costs of sales	1,404	1,428	1,441
Gross margin	304	335	355
Selling expenses	22	23	22
General and administrative expenses	122	119	120
Other operating costs, net	19	14	17
Operating income	141	179	196
Non-operating pension and other post-employment benefit costs	(11)	(19)	(11)
Interest income and other	10	5	16
Interest expense, net of capitalized interest	(66)	(66)	(67)
Earnings before income taxes	74	99	134
Income taxes	7	(16)	(20)
Net earnings	$81	$83	$114

Per Share Information

	Q4	Q1
	Dec 31, 2024	March 31, 2025	March 31, 2024
Earnings per share, basic and diluted	$0.11	$0.11	$0.16
Dividends paid per common share	$0.20	$0.21	$0.34
Weighted average shares outstanding (in thousands):
Basic	726,927	726,143	730,043
Diluted	727,776	726,566	730,558
Common shares outstanding at end of period (in thousands)	725,845	725,671	729,141

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)

	Q4	Q1
in millions	Dec 31, 2024	March 31, 2025	March 31, 2024
Net earnings	$81	$83	$114
Non-operating pension and other post-employment benefit costs	11	19	11
Interest income and other	(10)	(5)	(16)
Interest expense, net of capitalized interest	66	66	67
Income taxes	(7)	16	20
Operating income	141	179	196
Depreciation, depletion and amortization	126	125	125
Basis of real estate sold	27	24	31
Adjusted EBITDA(1)	$294	$328	$352

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Selected Total Company Items

	Q4	Q1
in millions	Dec 31, 2024	March 31, 2025	March 31, 2024
Pension and post-employment costs:
Pension and post-employment service costs	$6	$4	$5
Non-operating pension and other post-employment benefit costs	11	19	11
Total company pension and post-employment costs	$17	$23	$16

Weyerhaeuser Company

Q1.2025 Analyst Package

Preliminary results (unaudited)

Condensed Consolidated Balance Sheet

in millions	December 31, 2024	March 31, 2025	March 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$684	$560	$871
Receivables, net	306	382	405
Receivables for taxes	9	13	13
Inventories	607	675	630
Prepaid expenses and other current assets	142	141	192
Total current assets	1,748	1,771	2,111
Property and equipment, net	2,329	2,333	2,283
Construction in progress	287	291	243
Timber and timberlands at cost, less depletion	11,551	11,506	11,481
Minerals and mineral rights, less depletion	189	187	198
Deferred tax assets	24	23	14
Other assets	408	409	426
Total assets	$16,536	$16,520	$16,756

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$210	$150	$210
Accounts payable	255	288	310
Accrued liabilities	512	430	424
Total current liabilities	977	868	944
Long-term debt, net	4,866	5,017	4,861
Deferred tax liabilities	26	32	84
Deferred pension and other post-employment benefits	596	602	460
Other liabilities	350	356	353
Total liabilities	6,815	6,875	6,702
Total equity	9,721	9,645	10,054
Total liabilities and equity	$16,536	$16,520	$16,756

Weyerhaeuser Company

Q1.2025 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Cash Flows

	Q4	Q1
in millions	December 31, 2024	March 31, 2025	March 31, 2024
Cash flows from operations:
Net earnings	$81	$83	$114
Noncash charges (credits) to earnings:
Depreciation, depletion and amortization	126	125	125
Basis of real estate sold	27	24	31
Deferred income taxes, net	(31)	4	—
Pension and other post-employment benefits	17	23	16
Share-based compensation expense	11	11	10
Other	(4)	—	1
Change in:
Receivables, net	66	(76)	(53)
Receivables and payables for taxes	2	(22)	(3)
Inventories	(24)	(68)	(68)
Prepaid expenses and other current assets	(1)	5	17
Accounts payable and accrued liabilities	(22)	(25)	(51)
Pension and post-employment benefit contributions and payments	(6)	(3)	(4)
Other	(24)	(11)	(11)
Net cash from operations	$218	$70	$124
Cash flows from investing activities:
Capital expenditures for property and equipment(1)	$(136)	$(71)	$(57)
Capital expenditures for timberlands reforestation	(13)	(22)	(22)
Acquisitions of timberlands	(116)	(4)	—
Other	10	—	2
Net cash from investing activities	$(255)	$(97)	$(77)
Cash flows from financing activities:
Cash dividends on common shares	$(145)	$(152)	$(248)
Net proceeds from issuance of long-term debt	—	299	—
Payments on long-term debt	—	(210)	—
Repurchases of common shares	(28)	(25)	(50)
Other	(5)	(9)	(10)
Net cash from financing activities	$(178)	$(97)	$(308)

Net change in cash, cash equivalents and restricted cash	$(215)	$(124)	$(261)
Cash, cash equivalents and restricted cash at beginning of period	899	684	1,164
Cash, cash equivalents and restricted cash at end of period	$684	$560	$903

Cash paid during the period for:
Interest, net of amounts capitalized	$70	$58	$57
Income taxes, net of refunds	$9	$34	$23

(1) First quarter 2025 includes $16 million in capital expenditures related to the construction of our Monticello engineered wood products facility, which are excluded for purposes of calculating Adjusted Funds Available for Distribution.

Weyerhaeuser Company	Timberlands Segment

Q1.2025 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q4.2024	Q1.2025	Q1.2024
Sales to unaffiliated customers	$359	$382	$387
Intersegment sales	138	152	134
Total net sales	497	534	521
Costs of sales	411	409	415
Gross margin	86	125	106
General and administrative expenses	26	24	25
Other operating (income) costs, net	(2)	(1)	1
Operating income and Net contribution to earnings	$62	$102	$80

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q4.2024	Q1.2025	Q1.2024
Operating income	$62	$102	$80
Depreciation, depletion and amortization	64	65	64
Adjusted EBITDA(1)	$126	$167	$144

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q4.2024	Q1.2025	Q1.2024
Total (increase) decrease in working capital(2)	$(12)	$(16)	$8
Cash spent for capital expenditures(3)	$(31)	$(26)	$(31)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

(3) Does not include cash spent for the acquisition of timberlands.

Segment Statistics(4)

		Q4.2024	Q1.2025	Q1.2024
Third Party	Delivered logs:
Net Sales	West	$154	$169	$176
(millions)	South	150	152	151
	North	13	14	13
	Total delivered logs	317	335	340
	Stumpage and pay-as-cut timber	13	10	11
	Recreational and other lease revenue	20	19	19
	Other revenue	9	18	17
	Total	$359	$382	$387
Delivered Logs	West	$110.32	$118.52	$121.06
Third Party Sales	South	$37.26	$37.10	$36.93
Realizations (per ton)	North	$69.22	$71.43	$73.58
Delivered Logs	West	1,402	1,428	1,452
Third Party Sales	South	4,012	4,106	4,089
Volumes (tons, thousands)	North	184	192	175
Fee Harvest Volumes	West	2,149	2,229	2,214
(tons, thousands)	South	6,161	6,133	5,990
	North	264	272	239

(4) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company	Real Estate, Energy & Natural Resources Segment

Q1.2025 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q4.2024	Q1.2025	Q1.2024
Net sales	$86	$94	$107
Costs of sales	34	32	41
Gross margin	52	62	66
General and administrative expenses	6	7	6
Other operating income, net	—	(1)	—
Operating income and Net contribution to earnings	$46	$56	$60

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q4.2024	Q1.2025	Q1.2024
Operating income	$46	$56	$60
Depreciation, depletion and amortization	3	2	3
Basis of real estate sold	27	24	31
Adjusted EBITDA(1)	$76	$82	$94

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Statistics

		Q4.2024	Q1.2025	Q1.2024
Net Sales	Real Estate	$60	$69	$83
(millions)	Energy and Natural Resources	26	25	24
	Total	$86	$94	$107
Acres Sold	Real Estate	20,028	16,654	19,774
Price per Acre	Real Estate	$2,806	$3,812	$3,629
Basis as a Percent of Real Estate Net Sales	Real Estate	45%	35%	37%

Weyerhaeuser Company	Wood Products Segment

Q1.2025 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q4.2024	Q1.2025	Q1.2024
Net sales	$1,263	$1,287	$1,302
Costs of sales	1,092	1,114	1,107
Gross margin	171	173	195
Selling expenses	21	22	21
General and administrative expenses	37	39	40
Other operating costs, net	7	6	6
Operating income and Net contribution to earnings	$106	$106	$128

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q4.2024	Q1.2025	Q1.2024
Operating income	$106	$106	$128
Depreciation, depletion and amortization	55	55	56
Adjusted EBITDA(1)	$161	$161	$184

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q4.2024	Q1.2025	Q1.2024
Total decrease (increase) in working capital(2)	$26	$(157)	$(174)
Cash spent for capital expenditures(3)	$(117)	$(67)	$(42)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

(3) First quarter 2025 includes $16 million in capital expenditures related to the construction of our Monticello engineered wood products facility, which are excluded for purposes of calculating Adjusted Funds Available for Distribution.

Segment Statistics(4)

in millions, except for third party sales realizations		Q4.2024	Q1.2025	Q1.2024
Structural Lumber	Third party net sales	$492	$527	$464
(volumes presented	Third party sales realizations	$442	$463	$429
in board feet)	Third party sales volumes	1,114	1,138	1,080
	Production volumes	1,110	1,163	1,085
Oriented Strand	Third party net sales	$230	$228	$255
Board	Third party sales realizations	$321	$317	$359
(volumes presented	Third party sales volumes	717	719	710
in square feet 3/8")	Production volumes	758	743	735
Engineered Solid	Third party net sales	$165	$161	$177
Section	Third party sales realizations	$2,996	$3,026	$3,212
(volumes presented	Third party sales volumes	5.5	5.3	5.4
in cubic feet)	Production volumes	5.5	5.7	5.7
Engineered	Third party net sales	$89	$88	$99
I-joists	Third party sales realizations	$2,508	$2,519	$2,648
(volumes presented	Third party sales volumes	35	35	37
in lineal feet)	Production volumes	32	35	43
Softwood Plywood	Third party net sales	$37	$40	$41
(volumes presented	Third party sales realizations	$450	$459	$508
in square feet 3/8")	Third party sales volumes	83	88	81
	Production volumes	79	80	72
Medium Density	Third party net sales	$36	$32	$39
Fiberboard	Third party sales realizations	$1,163	$1,163	$1,183
(volumes presented	Third party sales volumes	31	27	33
in square feet 3/4")	Production volumes	33	22	34

(4) Third party net sales, third party sales realizations and third party sales volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items

Q1.2025 Analyst Package

Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and post-employment costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses and interest income and other.

Net Charge to Earnings

in millions	Q4.2024	Q1.2025	Q1.2024
Unallocated corporate function and variable compensation expense	$(47)	$(42)	$(38)
Liability classified share-based compensation	2	(1)	(1)
Foreign exchange gain (loss)	1	—	(1)
Elimination of intersegment profit in inventory and LIFO	(1)	(18)	(6)
Other, net	(28)	(24)	(26)
Operating loss	(73)	(85)	(72)
Non-operating pension and other post-employment benefit costs	(11)	(19)	(11)
Interest income and other	10	5	16
Net charge to earnings	$(74)	$(99)	$(67)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q4.2024	Q1.2025	Q1.2024
Operating loss	$(73)	$(85)	$(72)
Depreciation, depletion and amortization	4	3	2
Adjusted EBITDA(1)	$(69)	$(82)	$(70)

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Selected Items

in millions	Q4.2024	Q1.2025	Q1.2024
Cash spent for capital expenditures	$(1)	$—	$(6)